                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                             Comerica Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                [COMERICA LOGO]
                             COMERICA INCORPORATED
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT
                                      2002

                               TABLE OF CONTENTS

2002 Proxy Statement........................................      1
Questions And Answers.......................................      1
Election Of Directors.......................................      4
Information About Nominees And Incumbent Directors..........      4
Nominees For Class III Directors -- Terms Expiring In
  2005......................................................      4
Incumbent Class II Directors -- Terms Expiring In 2004......      5
Incumbent Class I Directors -- Terms Expiring In 2003.......      6
Committees And Meetings Of Directors........................      7
Committee Assignments.......................................      7
Compensation Committee Interlocks And Insider
  Participation.............................................      8
Compensation Of Directors...................................      9
Retirement Plans For Directors..............................      9
Security Ownership Of Certain Beneficial Owners.............     10
Amount And Nature Of Beneficial Ownership As Of December 31,
  2001......................................................     10
Security Ownership Of Management............................     11
Section 16(a) Beneficial Ownership Reporting Compliance.....     12
Transactions Of Directors And Executive Officers With
  Comerica..................................................     13
Executive Officers..........................................     13
Compensation Of Executive Officers..........................     15
Summary Compensation Table..................................     15
Option Grants In Last Fiscal Year...........................     16
Aggregated Option Exercises In Last Fiscal Year And Fiscal
  Year-End Option Values....................................     17
Long Term Incentive Plan Awards In Last Fiscal Year.........     17
Defined Benefit Pension Plan Benefits.......................     18
Employment Contracts And Severance Agreements...............     20
Change Of Control Agreements................................     21
Compensation Committee Report...............................     23
Stock Ownership Targets.....................................     25
Performance Graph...........................................     26
Audit And Legal Committee Report............................     26
Independent Public Accountants..............................     28
Shareholder Proposals.......................................     28
Annual Report To Shareholders...............................     28
Other Matters...............................................     29

                                [COMERICA LOGO]

                             COMERICA INCORPORATED
                        COMERICA TOWER AT DETROIT CENTER
                          500 WOODWARD AVENUE, MC 3391
                            DETROIT, MICHIGAN 48226

                                                                  April 18, 2002

Dear Shareholder,

We invite you to attend our 2002 Annual Meeting of Shareholders at 9:30 a.m., Eastern Daylight Savings Time, on Tuesday, May 21, 2002 at The Detroit Public Library, 5201 Woodward Avenue, Detroit, Michigan. Registration will begin at 8:30 a.m. A map showing the location of the meeting is on the back cover of the accompanying Proxy Statement.

The annual report, which we mailed to you, summarizes Comerica's major developments during 2001 and includes the 2001 financial statements.

Whether or not you plan to attend the meeting, please complete and mail the enclosed proxy card promptly so that your shares will be voted as you desire. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICES ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD. YOU MAY ALSO VOTE BY TELEPHONE OR BY THE INTERNET BY FOLLOWING THE INSTRUCTIONS FOR USING THE AUTOMATED TELEPHONE AND INTERNET VOTING SYSTEMS PROVIDED ON THE PROXY CARD.

                                          Sincerely,

                                                   /s/ EUGENE A. MILLER

                                          Eugene A. Miller, Chairman

                                [COMERICA LOGO]

                             COMERICA INCORPORATED
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2002

Date:     May 21, 2002
Time:     9:30 a.m., Detroit, Eastern Daylight Savings Time
Place:    The Detroit Public Library
          5201 Woodward Avenue
          Detroit, Michigan 48202

We invite you to attend the Comerica Incorporated Annual Meeting of Shareholders to:

     1. Elect seven Class III Directors for three-year terms expiring in 2005 or upon the election and qualification of their successors; and

     2. Transact any other business that is properly submitted before the Annual Meeting or any adjournments or postponements of the meeting.

The record date for the meeting is March 27, 2002 (the "Record Date"). Only shareholders of record at the close of business on that date can vote at the annual meeting. Comerica mailed this Notice of Annual Meeting to those shareholders. Action may be taken at the annual meeting on either of those proposals on the date specified above or any date or dates to which the annual meeting may be adjourned or postponed.

Comerica will have a list of shareholders who can vote at the annual meeting available for inspection by shareholders at the meeting, and, for ten days prior to the meeting, during regular business hours at the offices of the Corporate Legal Department, Comerica Tower at Detroit Center, 500 Woodward Avenue, MC 3391, Detroit, Michigan 48226.

Whether or not you plan to attend the meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by signing, dating and returning the enclosed proxy card, by using the automated telephone voting system (for shares held in your own name), or by using the internet voting system (for shares held in your own name). You will find instructions for voting by telephone and by the internet on the enclosed proxy card.

                                          By Order of the Board of Directors,

                                          /s/ GEORGE W. MADISON

                                          George W. Madison
                                          Executive Vice President,
                                          General Counsel and Corporate
                                          Secretary

April 18, 2002

                                [COMERICA LOGO]

                             Comerica Incorporated
                        Comerica Tower at Detroit Center
                          500 Woodward Avenue, MC 3391
                            Detroit, Michigan 48226

                              2002 PROXY STATEMENT

                             QUESTIONS AND ANSWERS

 1.  Q:  WHAT IS A PROXY?

     A: A proxy is a document, also referred to as a proxy card (which is enclosed), by which you authorize someone else to vote for you in the way that you want to vote. Comerica's Board of Directors is soliciting this proxy. You may also abstain from voting. All references in this proxy statement to "you" shall mean you, the shareholder, and to "yours" shall mean the shareholder's or shareholders', as appropriate.

 2.  Q:  WHAT IS A PROXY STATEMENT?

     A: A proxy statement is the document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on the proxy card. This proxy statement and accompanying proxy card were first mailed to the shareholders on or after April 18, 2002.

 3.  Q:  WHO CAN VOTE?

     A: Only holders of Comerica's common stock at the close of business on March 27, 2002, the Record Date, can vote at the annual meeting. Each shareholder of record has one vote for each share of common stock owned, on each matter presented for a vote at the meeting.

 4.  Q:  HOW CAN I VOTE?

     A: You can vote in person, by telephone, by the internet, or by proxy. To vote by proxy, sign, date and return the enclosed proxy card. To vote by using the automated telephone voting system or the internet voting system, you must hold your shares in your name, and not in the name of a broker, dealer, bank or other third party, and you must follow the instructions on the enclosed proxy card. If you return your signed proxy card to Comerica before the annual meeting, the persons named as proxies on the card will vote your shares as you directed. You may revoke a proxy at any time before the proxy is exercised by:

         (1) giving written notice of revocation to the Corporate Secretary of Comerica at the address listed in the third paragraph of the Notice of Annual Meeting of Shareholders;

         (2) submitting another proxy that is properly signed and later dated;

         (3) voting in person at the meeting (but only if the shares are registered in Comerica's records in your name and not in the name of a broker, dealer, bank or other third party);

         (4) if you previously voted by telephone, by voting by telephone at a subsequent time; or

         (5) if you previously voted by the internet, by voting by the internet at a subsequent time.

 5.  Q:  WHAT IS A QUORUM?

     A: There were 178,735,252 shares of Comerica's common stock outstanding on the Record Date. A majority of the outstanding shares, or 89,367,627 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the annual meeting.

 6.  Q:  HOW DOES VOTING WORK?

     A: If a quorum exists, each director must receive the favorable vote of a majority of the shares voted, excluding abstentions and broker non-votes.

         A broker non-vote is a proxy a broker submits that does not indicate a vote for some or all the proposals because, under applicable regulations, the broker does not have discretionary voting authority on the proposals, and the broker did not receive your instructions as to how to vote on those proposals.

         Comerica will vote properly executed proxies it receives prior to the meeting in the way you direct. If you do not specify instructions, the shares represented by those properly executed proxies will be voted to elect the nominees for Class III Directors. No other matters are currently scheduled to be presented at the meeting.

         An independent third party acts as the inspector of the meeting and the tabulator of votes.

 7.  Q:  WHO PAYS FOR THE COSTS OF THE MEETING?

     A: Comerica pays the cost of preparing and printing the Proxy Statement and soliciting proxies. Comerica will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone, the internet, facsimile or other means. Comerica will use the services of Georgeson & Company, Inc., a proxy solicitation firm, at a cost of $9,000 plus out-of-pocket expenses and fees for any special services. Officers and regular employees of Comerica and its subsidiaries may also solicit proxies, but they will not receive additional compensation for soliciting proxies, nor will their efforts result in more than a minimal cost to Comerica. Comerica also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation materials to beneficial owners of Comerica's common stock.

 8.  Q:  WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING DUE?

     A: All shareholder proposals to be considered for inclusion in next year's proxy statement must comply with Comerica's bylaws and be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Tower at Detroit Center, 500 Woodward Avenue, MC 3391, Detroit, Michigan 48226, by December 19, 2002.

         Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors or propose items of business at an annual meeting of Comerica's shareholders. For the 2003 Annual Meeting of Shareholders, you must deliver this notice no later than the close of business on February 20, 2003 nor earlier than the close of business on January 21, 2003. If, however, Comerica moves the annual meeting of shareholders for a date (a "moved annual meeting date") that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year's annual meeting date (i.e. May 21, 2003), Comerica must receive your notice not earlier than the close of business on the 120th day prior to such moved annual meeting date and not later than the close of business on the later of the 90th day prior to such moved annual meeting date or the 10th day following the day on which Comerica first made a public announcement of such moved annual meeting date. If Comerica increases the number of directors to be elected to the Board at the annual meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's annual meeting, then Comerica will consider your notice timely (but only with respect to nominees for any new positions created by such increase), if Comerica receives your notice not later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

                             ELECTION OF DIRECTORS

ELECTION OF DIRECTORS. Comerica's Board of Directors is divided into three classes, with each class of directors elected to a three-year term of office. There are currently 23 members of the Board of Directors.

At each annual meeting of shareholders, you elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on seven candidates for the Class III Directors. Based on the recommendation of the Directors Committee, the Board has nominated the current Class III Directors for election: Joseph J. Buttigieg, III, J. Philip DiNapoli, Roger Fridholm, Wayne B. Lyon, Alfred A. Piergallini, Patricia M. Wallington and Gail L. Warden. Each of the nominees has consented to his or her nomination and has agreed to serve as a director of Comerica if elected.

If any director is unable to stand for re-election, Comerica may vote the shares to elect any substitute nominees recommended by the Directors Committee. If the Directors Committee does not recommend any substitute nominees, the number of directors to be elected at the annual meeting may be reduced by the number of nominees who are unable to serve.

Further information regarding the Board and these nominees begins directly below.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE DIRECTORS.

               INFORMATION ABOUT NOMINEES AND INCUMBENT DIRECTORS

The following tables provide information about each nominee for election as a Class III Director and for each of the Class I and Class II Directors whose term of office will continue after the meeting.

           NOMINEES FOR CLASS III DIRECTORS -- TERMS EXPIRING IN 2005

                                 AGE AS OF          PRINCIPAL OCCUPATION AND BUSINESS
                                 APRIL 18,            EXPERIENCE DURING PAST 5 YEARS           DIRECTOR
             NAME                  2002                 AND OTHER DIRECTORSHIPS(1)             SINCE(2)
--------------------------------------------------------------------------------------------------------
Joseph J. Buttigieg, III.......     56       Vice Chairman (since March 1999), Comerica             2000(3)
                                             Incorporated and Comerica Bank; Executive Vice
                                             President (June 1995 to March 1999) Comerica
                                             Incorporated; Executive Vice President (June
                                             1992 to June 1995), Comerica Bank.
J. Philip DiNapoli.............     62       President, JP DiNapoli Companies Inc.; Managing        1991
                                             Partner, Real Estate Division of DiNapoli family
                                             holdings; Director, SJW Corporation.
Roger Fridholm.................     61       President, St. Clair Group (a private investment       1985(4)
                                             company)(since January 1991); President, IPG
                                             Services Corp. (since November 1994); President,
                                             MSX International (May 1998 to June 2000).
Wayne B. Lyon..................     69       Chairman (since February 2000), Chairman, Chief        1986
                                             Executive Officer and President (from August
                                             1996 to February 2000) LifeStyle Furnishings
                                             International Ltd. (manufacturer of residential
                                             furniture, decorative home furnishings and
                                             fabrics); President and Chief Operating Officer,
                                             Masco Corporation(until August 1996); Director,
                                             Masco Corporation and Emco Limited.

                                 AGE AS OF          PRINCIPAL OCCUPATION AND BUSINESS
                                 APRIL 18,            EXPERIENCE DURING PAST 5 YEARS           DIRECTOR
             NAME                  2002                 AND OTHER DIRECTORSHIPS(1)             SINCE(2)
--------------------------------------------------------------------------------------------------------
Alfred A. Piergallini..........     55       Investor and Consultant (since January 2002);          1991
                                             President and Chief Executive Officer, Novartis
                                             Consumer Health Worldwide (December 1999 to
                                             December 2001); President and Chief Executive
                                             Officer, Novartis Consumer Health North America
                                             (February 1999 to December 1999); Vice Chairman,
                                             President and Chief Executive Officer, Gerber
                                             Products Company (until February 1999).
Patricia M. Wallington.........     63       President, CIO Associates (since December 1998);       1998
                                             Vice President and Chief Information Officer,
                                             Xerox Corporation (manufacturer of digital
                                             document technology) (until December 1998);
                                             Member, Compaq Board of Advisors.
Gail L. Warden.................     63       President and Chief Executive Officer, Henry           1990(4)
                                             Ford Health System.

             INCUMBENT CLASS II DIRECTORS -- TERMS EXPIRING IN 2004

                                 AGE AS OF          PRINCIPAL OCCUPATION AND BUSINESS
                                 APRIL 18,            EXPERIENCE DURING PAST 5 YEARS           DIRECTOR
             NAME                  2002                 AND OTHER DIRECTORSHIPS(1)             SINCE(2)
--------------------------------------------------------------------------------------------------------
Ralph W. Babb, Jr..............     53       President and Chief Executive Officer (since           2000(5)
                                             April 15, 2002), President, Chief Executive
                                             Officer and Chief Financial Officer (January
                                             2002 to April 15, 2002), Comerica Incorporated;
                                             President and Chief Executive Officer, Comerica
                                             Bank (since January 2002); Vice Chairman and
                                             Chief Financial Officer (March 1999 to December
                                             2001), Executive Vice President and Chief
                                             Financial Officer (June 1995 to March
                                             1999),Comerica Incorporated and Comerica Bank;
                                             Director, Tecumseh Products Company.
James F. Cordes................     61       Retired; Executive Vice President, The Coastal         1984
                                             Corporation (diversified energy company) (until
                                             March 1997); President, American Natural
                                             Resources Company (diversified energy company)
                                             (until March 1997); Director, Northeast
                                             Utilities Systems, Inc.
Peter D. Cummings..............     54       Chairman, Peter D. Cummings & Associates, Inc.         1997(4)(6)
                                             (a private real estate management and
                                             development company).
Todd W. Herrick................     59       President and Chief Executive Officer, Tecumseh        1993(4)
                                             Products Company (manufacturer of engines and
                                             power train components for lawn and garden
                                             applications); Director, Tecumseh Products
                                             Company.
Eugene A. Miller...............     64       Chairman (since January 2002), Chairman,               1979(7)
                                             President and Chief Executive Officer (June 1999
                                             to December 2001), Chairman and Chief Executive
                                             Officer (June 1993 to June 1999), Comerica
                                             Incorporated; Chairman and Chief Executive
                                             Officer (June 1992 to June 1999) Comerica Bank;
                                             Director, DTE Energy, Inc.

                                 AGE AS OF          PRINCIPAL OCCUPATION AND BUSINESS
                                 APRIL 18,            EXPERIENCE DURING PAST 5 YEARS           DIRECTOR
             NAME                  2002                 AND OTHER DIRECTORSHIPS(1)             SINCE(2)
--------------------------------------------------------------------------------------------------------
William P. Vititoe.............     63       Retired; Chairman, President and Chief Executive       1983(4)
                                             Officer, Washington Energy Company (January 1994
                                             to December 1997); Director, Cabot Oil & Gas.
Martin D. Walker...............     69       Principal, MORWAL Investments (a private               1979
                                             investment group); Chairman and Chief Executive
                                             Officer (October 1998 to June 1999 and September
                                             1986 to December 1996); Chairman, M.A. Hanna
                                             Company (international specialty
                                             chemicals)(December 1996 to June 1997);
                                             Director, Lexmark International, Inc., Textron,
                                             Inc., The Goodyear Tire & Rubber Company, The
                                             Timken Company and Arvin Meritor, Inc.
Kenneth L. Way.................     62       Chairman (since October 1, 2000), Chairman and         1986(8)
                                             Chief Executive Officer (until September 30,
                                             2000), Lear Corporation (manufacturer of
                                             automotive components); Director, CMS Energy
                                             Corporation and WESCO International Inc.

             INCUMBENT CLASS I DIRECTORS -- TERMS EXPIRING IN 2003

                                 AGE AS OF          PRINCIPAL OCCUPATION AND BUSINESS
                                 APRIL 18,            EXPERIENCE DURING PAST 5 YEARS           DIRECTOR
             NAME                  2002                 AND OTHER DIRECTORSHIPS(1)             SINCE(2)
--------------------------------------------------------------------------------------------------------
Lillian Bauder.................     62       Vice President, Corporate Affairs, Masco               2000(4)
                                             Corporation (manufacturer of diversified
                                             household and consumer products)(since October
                                             1996); Chairman and President (since January
                                             2002), President (October 1995 to December
                                             2001), Masco Foundation; Director, DTE Energy,
                                             Inc.
Anthony Earley, Jr.............     52       Chairman and Chief Executive Officer (since            1998(4)
                                             August 1998), President and Chief Operating
                                             Officer, DTE Energy, Inc. (March 1995 -- July
                                             1998); Director, Plug Power Inc. and Masco
                                             Corporation.
Max M. Fisher..................     93       Investor; Director, Sotheby's Holdings, Inc.           1963(6)(9)
David Baker Lewis..............     57       Chairman (since November 1982), Lewis & Munday,        1995(4)
                                             PC; Director, TRW, Inc. and The Kroger Company.
John D. Lewis..................     53       Vice Chairman, (since January 1994 and January         1994
                                             1990 to June 1992), Executive Vice President            and
                                             (June 1992 to January 1994), Comerica             1989-1992
                                             Incorporated; Vice Chairman (since March 1995
                                             and January 1990 to June 1992), Comerica Bank.
John W. Porter.................     70       Chief Executive Officer, Urban Education               1988(4)(10)
                                             Alliance, Inc. (educational consulting company).

                                 AGE AS OF          PRINCIPAL OCCUPATION AND BUSINESS
                                 APRIL 18,            EXPERIENCE DURING PAST 5 YEARS           DIRECTOR
             NAME                  2002                 AND OTHER DIRECTORSHIPS(1)             SINCE(2)
--------------------------------------------------------------------------------------------------------
Howard F. Sims.................     68       Chairman and Member, SDG Associates, P.L.L.C.          1981
                                             (architectural, engineering and planning firm);
                                             Chairman and CEO, The SVA Group, Inc.; Member,
                                             SV Associates, L.L.C.; Director, DTE Energy,
                                             Inc.
Robert S. Taubman..............     48       President and Chief Executive Officer, The             1987(4)
                                             Taubman Company; President and Chief Executive
                                             Officer, Taubman Centers, Inc.; Director,
                                             Sotheby's Holdings, Inc., FashionMall.com and
                                             Taubman Centers, Inc.

------------------------------
(1) This column includes principal occupations and employment with Comerica and Comerica Bank, a wholly-owned subsidiary of Comerica.

(2) Except as noted in a separate footnote below, this column represents the year each nominee or incumbent director became a director of Comerica or of Manufacturers National Corporation, which merged with Comerica on June 18, 1992.

(3) The year Mr. Buttigieg became a director of Comerica Bank. Mr. Buttigieg became a director of Comerica in January 2002.

(4) The year the named individual became a director of Comerica Bank, a wholly owned subsidiary of Comerica. This individual became a director of Comerica in July 2000, at which time the named individual resigned as a director of Comerica Bank.

(5) The year Mr. Babb became a director of Comerica Bank. Mr. Babb became a director of Comerica in September 2001.

(6)  Mr. Cummings is Mr. Fisher's son-in-law.

(7)  Mr. Miller has announced his intention to retire in September 2002.

(8) The year Mr. Way became a director of Comerica Bank. Mr. Way became a director of Comerica in 1998.

(9) The year Mr. Fisher became a director of Manufacturers Bank, National Association. Mr. Fisher became a director of Manufacturers National Corporation in 1973, which merged with Comerica on June 18, 1992.

(10) Mr. Porter has announced his intention to retire after the May 2002 meeting of the Board of Directors.

                      COMMITTEES AND MEETINGS OF DIRECTORS

The Board has several committees, as set forth in the following chart and described below. The current terms of the various committees expire in May 2002.

                             COMMITTEE ASSIGNMENTS

           AUDIT &                                                                                             PUBLIC
            LEGAL                 COMPENSATION               DIRECTORS               EXECUTIVE             RESPONSIBILITY
-----------------------------------------------------------------------------------------------------------------------------
    1. Bauder, Lillian      1. Fisher, Max M.          1. Bauder, Lillian      1. Miller, Eugene A.    1. Fridholm, Roger
-----------------------------------------------------------------------------------------------------------------------------
    2. DiNapoli, J. Philip  2. Lyon, Wayne B.          2. DiNapoli, J. Philip  2. Babb, Ralph W., Jr.  2. Porter, John W.
-----------------------------------------------------------------------------------------------------------------------------
    3. Vititoe P. William   3. Piergallini, Alfred A.  3. Sims, Howard F.      Plus 5 outside          3. Warden, Gail L.
                                                                               directors
-----------------------------------------------------------------------------------------------------------------------------
    4. Walker, Martin D.    4. Walker, Martin D.                                                       4. Miller, Eugene A.
-----------------------------------------------------------------------------------------------------------------------------
                            5. Way, Kenneth L.                                                         5. Babb, Ralph W., Jr.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

            TRUST &
          INVESTMENT              RISK ASSET
---  -------------------------------------------------
     1. Cummings, Peter D.  1. Cordes, James F.
---
     2. Lewis, David Baker  2. Earley, Anthony F.
---
     3. Wallington,
     Patricia               3. Herrick, Todd W.
---
     4. Miller, Eugene A.   4. Taubman, Robert S.
---
     5. Babb, Ralph W.,
     Jr.                    5. Miller, Eugene A.
---
                            6. Babb, Ralph W., Jr.
---

Chairman in Italics

EXECUTIVE COMMITTEE. This committee can exercise the authority, powers and duties of the Board in managing the business and affairs of Comerica between meetings of the Board, if necessary. In the event that the committee convenes, the committee's members are Comerica's Chairman, President and a minimum of five non-employee directors who are available at the time. The Executive Committee did not meet during 2001 because it was not necessary. The Board or other appropriate committees managed Comerica's business and affairs during 2001.

AUDIT AND LEGAL COMMITTEE. As provided in its written charter, this committee consists of members, who are outside directors and who meet the independence and experience requirements of applicable rules of the New York Stock Exchange. This committee is responsible for review and recommendations regarding Comerica's significant litigation, the review of programs and procedures designed to avoid conflicts of interest and to promote compliance with laws, regulations and corporate policy and the investigations of any suspected improprieties, as well as matters referred to in this Proxy Statement under "Audit and Legal Committee Report." The Audit and Legal Committee met four times in 2001.

COMPENSATION COMMITTEE. This committee establishes Comerica's executive compensation policies and programs, administers Comerica's 401(k), stock, incentive, pension and deferral plans and monitors compliance with laws and regulations applicable to the documentation and administration of Comerica's employee benefit plans. The Compensation Committee met six times in 2001.

DIRECTORS COMMITTEE. This committee monitors the effectiveness of the Board. Among its various duties, this committee reviews and recommends Board members, develops and administers performance criteria for members of the Board, and establishes the size of the Board, its committee structure and assignments, and the conduct and frequency of Board meetings. The committee also administers Comerica's Stock Option Plan for Non-Employee Directors and Comerica's Stock Option Plan for Non-Employee Directors of Comerica's affiliated banks. The Directors Committee met once during 2001.

PUBLIC RESPONSIBILITY COMMITTEE. This committee monitors Comerica's performance under the Community Reinvestment Act and Affirmative Action and Diversity programs. The committee also monitors Comerica's social responsibilities, including its customer needs, community relations, charitable contributions, consumer issues and Minority Supplier Program. The Public Responsibility Committee met three times during 2001.

RISK ASSET QUALITY REVIEW COMMITTEE. This committee reviews Comerica's credit policies and promotes the use of sound operating procedures for credit administration throughout the various subsidiaries of Comerica. Among its various duties, this committee reviews Comerica's credit quality statistics and reserve levels, and annually approves financial management and credit policies. The Risk Asset Quality Review Committee met five times in 2001.

TRUST AND INVESTMENT COMMITTEE. This committee administers and provides general supervision of the exercise of fiduciary and other business investment responsibilities. Among its various responsibilities, this committee monitors the operation and performance of common trust funds and collective funds. This committee also approves the designation of other banks not affiliated with Comerica as depositories of funds awaiting investment or other disposition. The Trust and Investment Committee met three times during 2001.

BOARD AND COMMITTEE MEETINGS. There were six regular and three special meetings of the Board and twenty-two meetings of the various committees of the Board during 2001. All director nominees and incumbent directors attended at least seventy-five percent of the aggregate number of meetings held by the Board and by all the committees of the Board on which the respective directors served.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

No member of the Compensation Committee was a former officer or is a current officer or employee of Comerica or any of its subsidiaries. Eugene A. Miller, Chairman of Comerica, serves on the Organization and Compensation Committee of DTE Energy, Inc. Anthony F. Earley, Jr., a director of Comerica, is Chairman and Chief Executive Officer of DTE Energy, Inc. Ralph W. Babb, Jr., President and Chief Executive Officer of Comerica, serves on the Governance and

Executive Compensation Committee of Tecumseh Products Company. Todd W. Herrick, a director of Comerica, is President and Chief Executive Officer of Tecumseh Products Company.

                           COMPENSATION OF DIRECTORS

FEES. Directors who are employees of Comerica do not receive additional compensation for their service on the Board and its committees. During 2001, non-employee directors received an annual retainer of $50,000. Comerica requires non-employee directors to defer at least fifty percent of their annual retainer under a deferred compensation plan. The compensation deferred earns a return based on the return of Comerica common stock. At the end of the deferral period, Comerica pays the deferred compensation to the directors in Comerica common stock. The chairman of each committee received an additional annual retainer of $5,000. Comerica also reimburses directors for all expenses incurred for the purpose of attending Board and committee meetings.

STOCK OPTION PLAN. Comerica has a stock option plan for non-employee directors, under which a total of 375,000 shares of common stock may be issued as options. On the date of Comerica's annual meeting of shareholders, Comerica grants each non-employee director an option to purchase 2,500 shares of common stock of Comerica. The exercise price of each option is the fair market value of each share of common stock on the date the option is granted. Options become exercisable one year after the date of the grant and expire ten years after the grant date.

Comerica also has a stock option plan for non-employee directors of its affiliated banks (the "Bank Directors' Option Plan"), under which a total of 450,000 shares of common stock of Comerica may be issued as options. Any current Comerica director who previously was a non-employee director of an affiliated bank received options under the Bank Directors' Option Plan during the period that the non-employee director served on the board of the affiliated banks.

INSURANCE. Comerica provides a $150,000 business travel, accidental death and dismemberment insurance benefit for each non-employee director and maintains directors' and officers' liability insurance policies with a total limit of $60 million. The following companies participate: Federal Insurance Company (a member of the Chubb Group), Zurich Insurance Company and Liberty Mutual Insurance Company.

                         RETIREMENT PLANS FOR DIRECTORS

Until May 15, 1998, Comerica and Comerica Bank, its wholly-owned subsidiary, each had a retirement plan for non-employee directors who served at least five years on the Board. The plans terminated on May 15, 1998, and benefit accrual under the plans froze on the same date. Any non-employee director of either Comerica or Comerica Bank as of May 15, 1998 has vested benefits under the plans. Any director who becomes a non-employee director of either Comerica or Comerica Bank, on or after May 15, 1998, is not eligible to participate in the plans. The non-employee directors who became members of the Board of Comerica in the year 2001, but who became directors of Comerica Bank prior to May 15, 1998, are covered by the Comerica Bank retirement plan.

Benefits under the plan become payable when the director reaches age 65 or retires from the board, whichever occurs later. Payments may commence prior to the director's 65th birthday if he or she retires from the Board due to illness or disability.

Under the plans, Comerica or Comerica Bank, as appropriate, accrued one month of retirement income credit for each month of service as of May 15, 1998, up to a maximum of one hundred twenty months, on behalf of each eligible director. Upon retirement, an eligible director receives a monthly retirement benefit equal to one-twelfth of the annual retainer fee in effect for directors as of May 15, 1998. The eligible director receives retirement benefits for the total number of months, as of May 15, 1998, the director has accrued retirement income credit, but payments terminate upon the director's death.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Comerica provide information about any shareholder who beneficially owns more than 5% of Comerica's common stock. The following table provides the required information about the only shareholders known to Comerica to be the beneficial owner of more than 5% of Comerica's common stock. Comerica relied solely on information FMR Corp. and Putnam Investments, LLC furnished in their most recently filed amendments to Schedule 13G, both dated February 13, 2002, to report this information.

       AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP AS OF DECEMBER 31, 2001

NAME AND ADDRESS                                                   AMOUNT AND NATURE       PERCENT
OF BENEFICIAL OWNER                                             OF BENEFICIAL OWNERSHIP    OF CLASS
-------------------                                             -----------------------    --------
FMR Corp.                                                             16,954,836(1)(2)      9.52%
82 Devonshire Street
Boston, Massachusetts 02109
Putnam Investments, LLC                                               13,786,749(3)(4)       7.7%
One Post Office Square
Boston, MA 02109

------------------------------
(1) This number includes 16,793,906 shares Fidelity Management & Research Company ("FMRC") owns as investment adviser, 158,730 shares Fidelity Management Trust Company ("FTMC") owns beneficially as investment manager to certain institutional accounts, and 2,200 shares Fidelity International Limited ("FIL") owns beneficially as investment adviser.

(2) FMRC is a wholly-owned subsidiary of FMR Corp., of which 49% of the voting shares is owned by the members of the family of Edward C. Johnson, Chairman of FMR Corp. FMR Corp and Mr. Johnson each has sole power to dispose of the shares FMRC owns, but sole power to vote or direct the voting of such shares resides in the board of trustees of FMRC. FMR Corp. and Mr. Johnson each has sole dispositive and voting power over all shares FMTC owns. FIL has sole voting and dispositive power over all shares it owns.

(3) Putnam Investments, LLC ("PIL") shares dispositive power with respect to these shares of Comerica common stock and shares voting power for 1,488,811 shares. Putnam Investments Management, LLC ("PIML") shares dispositive power with respect to 11,381,918 of these shares and does not have voting power with respect to any. The Putnam Advisory Company, LLC ("TPACL") shares dispositive power with respect to 2,404,831 of these shares and shares voting power for 1,488,811 shares of Comerica common stock.

(4) PIL is a wholly-owned subsidiary of Marsh McLennan Companies, Inc., and owns PIML and TPACL, both of whom are registered investment advisers. PIML and TPACL share dispositive power over the shares of Comerica common stock, as described above, and the trustees of the respective mutual funds have voting power.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information about the number of shares of Comerica's common stock, Comerica's incumbent directors, nominees and the officers named in the Summary Compensation Table presented in this Proxy Statement (the "named executive officers"), beneficially own (including all incumbent directors, nominees and persons who are executive officers as of April 18, 2002 as a group). The number of shares each individual beneficially owns includes shares over which the person shares voting power or investment power and also any shares which the individual can acquire by May 26, 2002 (60 days after the Record Date), through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse) with respect to the shares listed in the table.

                                      AMOUNT AND NATURE      PERCENT
    NAME OF BENEFICIAL OWNER       OF BENEFICIAL OWNERSHIP   OF CLASS
    ------------------------       -----------------------   --------
Lillian Bauder                               22,011(1)(12)       *
Ralph W. Babb, Jr.                          231,854(2)           *
John R. Beran                               110,913(3)           *
Joseph J. Buttigieg, III                    239,306(4)           *
James F. Cordes                              54,348(5)(12)       *
Peter D. Cummings                            54,517(5)(12)       *
J. Philip DiNapoli                          321,977(1)(12)       *
Anthony F. Earley, Jr.                        8,523(6)(12)       *
Max M. Fisher                             2,611,391(1)(7)(12)   1.5%
Roger Fridholm                               43,409(1)(12)       *
Todd W. Herrick                              15,649(1)(12)       *
David Baker Lewis                            11,918(1)(12)       *
John D. Lewis                               412,682(8)           *
Wayne B. Lyon                                61,455(1)(12)       *
Eugene A. Miller                          1,020,662(9)           *
Alfred A. Piergallini                        51,322(1)(12)       *
John W. Porter                               27,924(1)(12)       *
Howard F. Sims                               23,998(1)(12)       *
Robert S. Taubman                            17,697(1)(12)       *
William P. Vititoe                           16,064(1)(12)       *
Martin D. Walker                             30,697(1)(12)       *
Patricia M. Wallington                        7,700(10)(12)      *
Gail L. Warden                               12,107(11)(12)      *
Kenneth L. Way                               15,851(5)(12)       *
Directors, nominees and executive
  officers as a group (29 people)         5,645,176(13)(14)    3.0%

------------------------------
  *  Represents holdings of less than one percent of Comerica's common stock.

 (1) Includes currently exercisable options to purchase 9,500 shares of common stock of Comerica and options to purchase 2,500 shares of common stock of Comerica which will become exercisable by May 26, 2002. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

 (2) Includes 18,000 shares of common stock of Comerica which the named executive will forfeit if he does not remain an employee for the period Comerica requires (typically 5 years) ("restricted stock"), and options to purchase 172,750 shares of common stock of Comerica, which Comerica granted to Mr. Babb under Comerica's Long-Term Incentive Plan.

 (3) Includes 16,000 shares of restricted stock and options to purchase 60,900 shares of Comerica, which Comerica granted to Mr. Beran under Comerica's Long-Term Incentive Plan.

 (4) Includes 18,000 shares of restricted stock and options to purchase 177,025 shares of Comerica, which Comerica granted to Mr. Buttigieg under Comerica's Long-Term Incentive Plan.

 (5) Includes currently exercisable options to purchase 6,500 shares of common stock of Comerica and options to purchase 2,500 shares of common stock of Comerica which will become exercisable by May 26, 2002. Comerica granted the options under Comerica's Stock Option Plan for Non-Employee Directors.

 (6) Includes currently exercisable options to purchase 5,000 shares of common stock of Comerica and options to purchase 2,500 shares of common stock of Comerica which will become exercisable by May 26, 2002. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

 (7) Includes 661,932 shares owned by a corporation and 12,246 shares owned by Mr. Fisher as a trustee. Mr. Fisher shares voting and investment powers over these shares and disclaims beneficial ownership of them. Includes 599 shares held by a charitable remainder trust, of which Mr. Fisher disclaims beneficial ownership. The shares shown for Mr. Fisher do not include 147,243 shares owned by members of his family and shares held in trust for their benefit. Mr. Fisher does not beneficially own these shares under the rules of the SEC. Mr. Fisher's ownership combined with the ownership of these family members totals 2,758,634 shares.

 (8) Includes 18,000 shares of restricted stock and options to purchase 311,675 shares of common stock of Comerica, which Comerica granted to Mr. Lewis under Comerica's Long-Term Incentive Plan.

 (9) Includes 29,000 shares of restricted stock and options to purchase 663,800 shares of common stock of Comerica, which Comerica granted to Mr. Miller under Comerica's Long-Term Incentive Plan. The shares shown for Mr. Miller also include 15,000 shares owned by Mr. Miller's spouse as trustee, 714 shares owned jointly by Mr. Miller and his son and 450 shares owned jointly by Mr. Miller and his daughter. Mr. Miller disclaims beneficial ownership of the shares owned by his spouse as trustee, and the shares he owns jointly with his son and daughter.

(10) Includes currently exercisable options to purchase 3,500 shares of common stock of Comerica and options to purchase 2,500 shares of common stock options to purchase common stock of Comerica, which will become exercisable by May 26, 2002. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(11) Includes currently exercisable options to purchase 7,786 shares of common stock of Comerica and options to purchase 2,500 shares of common stock of Comerica which will become exercisable by May 26, 2002. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(12) Includes the following number of shares deemed invested, on behalf of the respective directors, in Comerica common stock under a deferred compensation plan which requires non-employee directors to defer at least 50% of their annual retainer: Lillian Bauder, 4,006 shares; James F. Cordes, 1,876 shares; Peter D. Cummings, 3,041 shares; J. Philip DiNapoli, 1,702 shares; Anthony F. Earley, Jr., 707 shares; Max M. Fisher, 2,146 shares; Roger Fridholm, 3,064 shares; Todd W. Herrick, 722 shares; David Baker Lewis, 791 shares; Wayne B. Lyon, 3,742 shares; Alfred A. Piergallini, 1,698 shares; John W. Porter, 796 shares; Howard F. Sims, 2,302 shares; Robert S. Taubman, 721 shares; William P. Vititoe, 721; Martin D. Walker, 3,752 shares; Patricia M. Wallington, 1,577 shares; Gail
     L. Warden, 721 shares; and Kenneth L. Way, 3,405 shares.

(13) Includes 137,000 shares of restricted stock and 1,752,705 options to purchase shares of Comerica's common stock beneficially owned by incumbent directors, nominees and executive officers as a group. Comerica granted these options under Comerica's Long-Term Incentive Plan, option plans of Manufacturers National Corporation and Comerica's Stock Option Plan for Non-Employee Directors.

(14) Consists of nineteen non-employee directors and nominees and ten current executive officers, including four of whom are employee directors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Comerica's directors, executive officers and persons who own more than ten percent of a registered class of Comerica's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC and the New York Stock Exchange not later than specified deadlines. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, Comerica believes that, during the year ended December 31, 2001, each of its executive officers, directors and greater than ten percent shareholders complied with all such applicable filing requirements.

                         TRANSACTIONS OF DIRECTORS AND
                        EXECUTIVE OFFICERS WITH COMERICA

The incumbent directors, director nominees and executive officers of Comerica, their related entities, and members of their immediate families were customers of and had transactions (including loans and loan commitments) with banking affiliates of Comerica during 2001. Comerica made all loans and commitments in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collection or present other unfavorable features. All loan transactions presently in effect with any incumbent director, nominee, executive officer or related entity are current as of the date of this Proxy Statement.

                               EXECUTIVE OFFICERS

The following table provides information about persons who were Comerica's executive officers during the fiscal year ended December 31, 2001, as well as the current fiscal year. The executive officers in the year 2001 were the Chairman, President and Chief Executive Officer, Vice Chairmen, the General Counsel, the Chief Information Officer, and the Chief Accounting Officer. The Board has determined that the officers who are in charge of principal business units, divisions or functions, and officers of Comerica or its subsidiaries who perform significant policy making functions for Comerica are currently the Chairman, the President and Chief Executive Officer, Vice Chairmen, the General Counsel, the Chief Financial Officer, the Chief Information Officer, the Chief Credit Officer, the Director of Human Resources, and the Chief Accounting Officer, being Messrs. Miller, Babb, Buttigieg, Lewis and Madison, Ms. Acton, and Messrs. Beran, Johnson, Tietjen and Elenbaas.

                                    AGE
                                   AS OF                                                            EXECUTIVE
                                 APRIL 18,             PRINCIPAL OCCUPATION AND BUSINESS             OFFICER
             NAME                  2002                EXPERIENCE DURING PAST 5 YEARS(1)              SINCE
-------------------------------------------------------------------------------------------------------------
Elizabeth S. Acton.............     50       Executive Vice President and Chief Financial Officer     2002
                                             (since April 15, 2002), Comerica Incorporated and
                                             Comerica Bank; Vice President and Treasurer (October
                                             2000 to April 2002), Ford Motor Company; Executive
                                             Vice President -- Finance and Chief Financial Officer
                                             (January 1998 to October 2000), Ford Motor Credit
                                             Company; Assistant Treasurer (January 1995 to January
                                             1998), Ford Motor Company.
Ralph W. Babb, Jr..............     53       President and Chief Executive Officer (since April       1995
                                             15, 2002), President, Chief Executive Officer and
                                             Chief Financial Officer (January 2002 to April 15,
                                             2002), Comerica Incorporated; President and Chief
                                             Executive Officer, Comerica Bank (since January
                                             2002); Vice Chairman and Chief Financial Officer
                                             (March 1999 to December 2001), Executive Vice
                                             President and Chief Financial Officer (June 1995 to
                                             March 1999),Comerica Incorporated and Comerica Bank;
                                             Director, Tecumseh Products Company.
John R. Beran..................     49       Executive Vice President and Chief Information           1995
                                             Officer (since May 1995), Comerica Incorporated and
                                             Comerica Bank.

                                    AGE
                                   AS OF                                                            EXECUTIVE
                                 APRIL 18,             PRINCIPAL OCCUPATION AND BUSINESS             OFFICER
             NAME                  2002                EXPERIENCE DURING PAST 5 YEARS(1)              SINCE
-------------------------------------------------------------------------------------------------------------
Joseph J. Buttigieg, III.......     56       Vice Chairman (since March 1999), Comerica               1992
                                             Incorporated and Comerica Bank; Executive Vice
                                             President (June 1995-March 1999) Comerica
                                             Incorporated; Executive Vice President (since June
                                             1992), Comerica Bank.
Marvin J. Elenbaas.............     50       Senior Vice President, Controller and Chief              1997
                                             Accounting Officer (since March 1998); First Vice
                                             President, Controller and Chief Accounting Officer
                                             (until March 1998); First Vice President (from June
                                             1992 until October 1997), Comerica Incorporated and
                                             Comerica Bank.
Thomas R. Johnson..............     58       Executive Vice President and Chief Credit Officer,       2002
                                             Comerica Incorporated.
John D. Lewis..................     53       Vice Chairman (since January 1994 and January 1990 to    1988
                                             June 1992), Executive Vice President (June 1992 to
                                             January 1994), Comerica Incorporated; Vice Chairman
                                             (since March 1995 and January 1990 to June 1992),
                                             Comerica Bank.
George W. Madison..............     48       Executive Vice President, General Counsel and            1997
                                             Corporate Secretary (since January 1997), Comerica
                                             Incorporated; Executive Vice President, General
                                             Counsel, Corporate Secretary and Cashier (since
                                             January 1997), Comerica Bank; Partner (January 1989
                                             to January 1997), Mayer, Brown & Platt (law firm).
Eugene A. Miller...............     64       Chairman (since January 2002), Chairman, President       1978
                                             and Chief Executive Officer (June 1999 to December
                                             2001), Comerica Incorporated and Comerica Bank;
                                             Chairman and Chief Executive Officer, (June 1993 to
                                             June 1999) Comerica Incorporated; Chairman and Chief
                                             Executive Officer (June 1992 to June 1999), Comerica
                                             Bank.
James R. Tietjen...............     42       Senior Vice President and Director of Human Resources    2002
                                             (since March 2002), Senior Vice President, Director
                                             of Human Resources and General Auditor (July 2001 to
                                             March 2002), Senior Vice President and General
                                             Auditor (from January 1995 to July 2001) Comerica
                                             Incorporated.

------------------------------
(1) This column includes principal occupations and employment with subsidiaries and other affiliates of Comerica.

                       COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes the compensation of the five officers of Comerica (the "named executive officers") who were both executive officers as of the end of the fiscal year ended December 31, 2001 and received the highest compensation during such fiscal year, and includes their compensation for the fiscal years ended December 31, 2000 and December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                                ----------------------------------
                             ANNUAL COMPENSATION                                        AWARDS            PAYOUTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                RESTRICTED   SECURITIES
                                                                    OTHER         STOCK      UNDERLYING     LTIP      ALL OTHER
                                                                    ANNUAL       AWARD(S)     OPTIONS     PAYOUTS    COMPENSATION
                                  FISCAL   SALARY      BONUS     COMPENSATION     (1)(2)        (3)        (4)(5)        (6)
 NAME AND PRINCIPAL POSITION(A)    YEAR      ($)        ($)          ($)           ($)          (#)         ($)          ($)
 ------------------------------   ------   ------      -----     ------------   ----------   ----------   -------    ------------
Eugene A. Miller                   2001    970,000   1,309,500      11,429       771,450      200,000     839,050       31,635
Chairman of the Board,             2000    870,000   1,392,000      10,939       581,000      115,000     348,000       37,267
Comerica Incorporated and          1999    810,000   1,270,100      12,286             0       75,000     349,900       38,202
Comerica Bank
Ralph W. Babb, Jr.                 2001    526,000     789,750      14,610       385,725      125,000     449,800       17,084
President and Chief                2000    430,000     602,000      12,750       311,250       75,000     153,313       17,206
Executive Officer, Comerica        1999    375,000     496,125      14,937             0       40,000     141,826       16,081
Incorporated and Comerica Bank
John D. Lewis                      2001    496,000     631,800       9,845       385,725       75,000     359,840       15,110
Vice Chairman, Comerica            2000    455,000     637,000       9,062       311,250       75,000     183,325       15,490
Incorporated and Comerica Bank     1999    430,000     589,960       8,836             0       50,000     188,933       14,815
Joseph J. Buttigieg, III           2001    474,000     631,800       8,325       385,725       75,000     359,840       11,206
Vice Chairman,                     2000    405,000     567,000       8,051       311,250       75,000     143,329       10,509
Comerica Incorporated and          1999    350,000     463,050       7,917             0       40,000     128,338        9,216
Comerica Bank
John R. Beran                      2001    341,000     298,350       8,661       257,150       15,800     132,345        9,357
Executive Vice President,          2000    315,000     377,999       8,138       145,250       17,400     111,361       11,752
and Chief Information Officer,     1999    295,000     360,000       9,371             0       20,000     112,661       10,897
Comerica Incorporated and
Comerica Bank

LTIP = long-term incentive plan

(a) Current position held by the named executive officer as of January 1, 2002. Prior to that time, Mr. Miller served as Chairman, Chief Executive Officer and President. Mr. Babb served as Vice Chairman and Chief Financial Officer.

(1) The value of the 2001 and 2000 restricted stock award is calculated based on the price of Comerica's common stock of $51.43, and $41.50, respectively, on the grant date. In addition, Comerica calculated the market value using the closing price of Comerica's common stock of $57.30 per share on December 31, 2001. As of December 31, 2001, each of the named executive officers held the following number of shares of common stock ("restricted stock"), which the named executive officer may forfeit if he does not remain an employee for the term established by Comerica: Eugene A. Miller, 29,000 shares with a market value of $1,661,700; Ralph W. Babb, Jr., 15,000 shares with a market value of $859,500; John D. Lewis, 15,000 shares with a market value of $859,500; Joseph J. Buttigieg, III, 15,000 shares with a market value of $859,500; John R. Beran, 8,500 shares with a market value of $487,050. The market value does not give effect to any diminution in value due to the restrictions on this stock.

(2) Comerica pays dividends on restricted stock at the same rate and on the same terms that it pays dividends on its common stock.

(3) Comerica has never granted stock appreciation rights under Comerica's Long-Term Incentive Plan.

(4) Amounts in this column represent incentive awards based on Comerica's average return on equity and earnings per share growth performance for a three-year period from 1999 through 2001. Comerica pays the award to each of the named executive officers in cash and fifty percent of the award automatically is invested in shares of non-transferable common stock. If the participant defers the award, one hundred percent of deferred awards are deemed invested in Comerica common stock and are paid out in common stock. Executives may not transfer stock awarded through this program until the executive's employment with Comerica terminates ("non-transferable stock"). On March 26, 2002, each of the following named executive officers received non-transferable stock pursuant to his 2001 incentive award: Eugene A. Miller, 13,454 shares; Ralph W. Babb, Jr., 7,212 shares. Comerica calculated the number of shares to be awarded using a market price of $62.364 on that date. On March 8, 2002, each of the named executive officers received shares of non-transferable stock pursuant to their 2001 incentive awards: John D. Lewis,

5,676 shares; Joseph J. Buttigieg, III, 2,838 shares; John R. Beran, 2,087 shares. Comerica calculated the number of shares to be awarded using a market price of $63.393 on that date.

(5) Amounts for 2001 for each of the named executive officers include a $1,000 matching contribution and a $3,825 performance match under Comerica's 401(k) plan. Amounts for 2001 also include life insurance premiums paid by Comerica for the benefit of the named executive officers (Eugene A. Miller, $25,560; Ralph W. Babb, Jr., $7,259; John D. Lewis, $10,260; Joseph J. Buttigieg, III, $6,381; John R. Beran, $4,017).

(6) Amounts for 2001 for each of the named executive officers include Employee Stock Purchase Plan matching contributions for the following named executive officers in the amount set forth opposite such officer's name: (Quarterly
    Match: Ralph W. Babb, Jr., $3,750. Retention Match: Eugene A. Miller, $1,250; Ralph W. Babb, Jr., $1,250; John D. Lewis, $25; John R. Beran, $515). All participants in the Employee Stock Purchase Plan are eligible to receive matching contributions.

The following table provides information on stock options Comerica granted in 2001 to the named executive officers.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                                                                          POTENTIAL REALIZABLE VALUE
                                 INDIVIDUAL GRANTS                                          AT ASSUMED ANNUAL RATES
                                                                                          OF STOCK PRICE APPRECIATION
                                                                                              FOR OPTION TERM(3)
-------------------------------------------------------------------------------------------------------------------------
                                            PERCENT OF
                              NUMBER OF    TOTAL OPTIONS
                              SECURITIES    GRANTED TO
                              UNDERLYING     EMPLOYEES     EXERCISE OR
                               OPTIONS       IN FISCAL     BASE PRICE    EXPIRATION
              NAME            GRANTED(2)       YEAR          ($/SH)         DATE      0% ($)    5% ($)      10% ($)
              ----            ----------   -------------   -----------   ----------   ------    ------      -------
    Eugene A. Miller           150,000         6.09%          51.43         5/2/11      0      4,851,608   12,294,926
                                50,000         2.03%          54.97       12/19/11      0      1,728,517    4,380,401
    Ralph W. Babb, Jr.          75,000         3.05%          51.43         5/2/11      0      2,425,804    6,147,463
                                50,000         2.03%          54.95        9/30/11      0      1,727,888    4,378,807
    John D. Lewis               75,000         3.05%          51.43         5/2/11      0      2,425,804    6,147,463
    Joseph J. Buttigieg, III    75,000         3.05%          51.43         5/2/11      0      2,425,804    6,147,463
    John R. Beran               15,800         0.64%          51.43         5/2/11      0        511,036    1,295,066

(1) Comerica has never granted stock appreciation rights under Comerica's Long-Term Incentive Plan.

(2) This column represents the number of options granted to each named executive officer in 2001. These options have a ten year term and become exercisable annually in 25% increments, beginning on January 22, 2002 for those granted at $51.43; December 19, 2002 for those granted at $54.97; October 1, 2002 for those granted at $54.95. The exercise price is equal to the fair market value of the shares covered by each option on the date each option was granted.

(3) Amounts in these columns represent the potential value which a holder of the option may realize at the end of the option's term assuming the annual rates of growth indicated in each column. The value of the options has not been discounted to reflect present values. These amounts are not intended to forecast possible future appreciation, if any, of Comerica's stock price.

The following table provides information concerning the exercise of stock options by the named executive officers during the last fiscal year and the value of unexercised options at December 31, 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES(1)

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                               (#)             ($)                YEAR-END                 FISCAL YEAR-END(2)
                         SHARES ACQUIRED      VALUE          (#)            (#)            ($)            ($)
         NAME              ON EXERCISE     REALIZED(3)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            ---------------   -----------   -----------   -------------   -----------   -------------
 Eugene A. Miller                 0                0       605,050        342,500      15,526,037      2,359,750
 Ralph W. Babb, Jr.               0                0       119,000        207,500       2,044,890      1,446,500
 John D. Lewis               20,100          864,702       249,175        168,750       5,606,714      1,329,000
 Joseph J. Buttigieg,
   III                            0                0       144,575        157,500       3,114,404      1,329,000
 John R. Beran                    0                0        60,850         42,600         972,818        298,936
----------------------------------------------------------------------------------------------------------------------

(1) Comerica has never granted stock appreciation rights under Comerica's Long-Term Incentive Plan.

(2) Value is calculated as of December 31, 2001 and is equal to the number of shares of common stock multiplied by the closing price of a share of Comerica's common stock. The closing price was $57.30 on December 31, 2001.

(3) Value is calculated based upon the difference between the per-share option exercise price and the market value of a share of Comerica's common stock on the date of exercise, multiplied by the applicable number of shares.

             LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR(1)

                                         ESTIMATED FUTURE PAYOUTS UNDER
                                          NON-STOCK PRICE-BASED PLANS
                          PERFORMANCE   THRESHOLD   TARGET    MAXIMUM(2)
          NAME              PERIOD         ($)        ($)        ($)
          ----            -----------   ---------   ------    ----------

Eugene A. Miller           2000-2002        0       485,000    970,000
Ralph W. Babb, Jr.         2000-2002        0       260,000    520,000
John D. Lewis              2000-2002        0       208,000    416,000
Joseph J. Buttigieg, II    2000-2002        0       208,000    416,000
John R. Beran              2000-2002        0        76,500    153,000

(1) Participants earn long-term awards under the Management Incentive Plan based upon Comerica's attainment of specified objectives established by the Compensation Committee in relation to Comerica's average return on common equity and earnings per share growth during the three year performance period. Comerica pays the award in cash and fifty percent of the award is automatically invested in non-transferable shares of Comerica's common stock, unless the participant defers the award. One hundred percent of the deferred awards are deemed invested in Comerica common stock and are paid out in common stock.

(2) Each year Comerica determines the amount necessary to fund long-term awards under the Management Incentive Plan for the upcoming year. The maximum stated for each named executive officer represents the maximum amount which could be funded for each named executive based upon the achievement of the performance criteria under the plan and on such executive officer's organizational level and base salary. The Compensation Committee may use its discretion to reduce the payment to the named executive officer based on individual performance for the previous three performance years. As a result, an individual's award may be less than the maximum stated in the table above for the named executive officer.

                     DEFINED BENEFIT PENSION PLAN BENEFITS

Comerica maintains the Comerica Incorporated Retirement Plan (2000 Amendment and Restatement), a tax-qualified defined benefit pension plan (the "Pension Plan"). The Pension Plan is a consolidation of the former Manufacturers National Corporation Pension Plan (the "Manufacturers Plan") and the Comerica Incorporated Retirement Plan (the "Comerica Plan") and pension plans of other companies acquired by Comerica (the "Acquired Companies' Plans"). Participants who retire under the Pension Plan receive a pension based on a formula which takes into consideration final average compensation and years of service, including years of service credited under the Manufacturers Plan, the Comerica Plan or the Acquired Companies' Plan applicable to the former participants of these plans.

As of December 31, 2001, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the maximum annual pension that any participant, including any named executive officer, may receive under a qualified defined benefit plan is $140,000. The maximum annual compensation of any participant which Comerica can consider in computing a pension under a qualified plan is $170,000. To the extent that Tables I, II and III reflect an annual pension greater than $140,000, or compensation above $170,000, Comerica will pay the participant, including any named executive officer, the additional amount under a non-qualified plan maintained by Comerica.

Table I below provides estimates of the amounts payable as an annual pension using various levels of final average compensation and years of service credited under the Pension Plan in 1994 and later years. Comerica calculated the amounts shown in Table I without applying the limitations under the Internal Revenue Code which are discussed above and which apply to the Pension Plan.

                  TABLE I: ANNUAL PENSION UNDER PENSION PLAN**
                       BASED ON YEARS OF CREDITED SERVICE

                                         YEARS OF SERVICE
FINAL AVERAGE   -------------------------------------------------------------------
COMPENSATION*      10         15         20         25          30           35
-------------      --         --         --         --          --           --
 $  100,000     $ 13,395   $ 20,093   $ 26,790   $ 33,488   $   40,185   $   44,685
    200,000     $ 29,395   $ 44,093   $ 58,790   $ 73,488   $   88,185   $   97,185
    300,000     $ 45,395   $ 68,093   $ 90,790   $113,488   $  136,185   $  149,685
    400,000     $ 61,395   $ 92,093   $122,790   $153,488   $  184,185   $  202,185
    500,000     $ 77,395   $116,093   $154,790   $193,488   $  232,185   $  254,685
    600,000     $ 93,395   $140,093   $186,790   $233,488   $  280,185   $  307,185
    700,000     $109,395   $164,093   $218,790   $273,488   $  328,185   $  359,685
    800,000     $125,395   $188,093   $250,790   $313,488   $  376,185   $  412,185
    900,000     $141,395   $212,093   $282,790   $353,488   $  424,185   $  464,685
  1,000,000     $157,395   $236,093   $314,790   $393,488   $  472,185   $  517,185
  1,500,000     $237,395   $356,093   $474,790   $593,488   $  712,185   $  779,685
  2,000,000     $317,395   $476,093   $634,790   $793,488   $  952,185   $1,042,185
  2,500,000     $397,395   $596,093   $794,790   $993,488   $1,192,185   $1,304,685

------------------------------
 * Based on the average of the highest 5 consecutive years of compensation in the last 10 years of employment.

** Effective January 1, 2000, the Compensation Committee amended the Pension
   Plan to provide a funding mechanism for retirees terminating employment after January 1, 2000 to purchase additional health care insurance. This is a level benefit to all employees and is not based on final compensation. Instead, it provides $3 per "point" for each year of service and age for those who retire prior to their normal social security retirement date, and $1.50 per "point" for each year of service and age after their normal retirement age. Eligibility is based on the employee either being at age 60 with 10 years of service or at age 55 or later when an employee accumulates 80 points (for example, age 55 and 25 years of service, which would result in an annual payment of $240 until the normal social security retirement date, and of $120 thereafter).

Tables II and III provide estimates of the amounts payable as an annual pension using various levels of final average compensation and years of service credited in years prior to 1994. Comerica calculated the amounts shown in Tables II and III without applying the limitations under the Internal Revenue Code which are discussed above and which apply to the Pension Plan.

                  TABLE II: ANNUAL PENSION UNDER COMERICA PLAN
                       BASED ON YEARS OF CREDITED SERVICE

                                          YEARS OF SERVICE
FINAL AVERAGE   ---------------------------------------------------------------------
COMPENSATION*      10         15         20          25           30           35
-------------      --         --         --          --           --           --
 $  100,000     $ 16,173   $ 24,259   $ 32,345   $   40,431   $   48,518   $   56,604
    200,000     $ 33,673   $ 50,509   $ 67,345   $   84,181   $  101,018   $  117,854
    300,000     $ 51,173   $ 76,759   $102,345   $  127,931   $  153,518   $  179,104
    400,000     $ 68,673   $103,009   $137,345   $  171,681   $  206,018   $  240,354
    500,000     $ 86,173   $129,259   $172,345   $  215,431   $  258,518   $  301,604
    600,000     $103,673   $155,509   $207,345   $  259,181   $  311,018   $  362,854
    700,000     $121,173   $181,759   $242,345   $  302,931   $  363,518   $  424,104
    800,000     $138,673   $208,009   $277,345   $  346,681   $  416,018   $  485,354
    900,000     $156,173   $234,259   $312,345   $  390,431   $  468,518   $  546,604
  1,000,000     $173,673   $260,509   $347,345   $  434,181   $  521,018   $  607,854
  1,500,000     $261,173   $391,759   $522,345   $  652,931   $  783,518   $  914,104
  2,000,000     $348,673   $523,009   $697,345   $  871,681   $1,046,018   $1,220,354
  2,500,000     $436,173   $654,259   $872,345   $1,090,431   $1,308,518   $1,526,604

-------------------------
* Based on the average of the highest 5 consecutive years of compensation in the last 10 years of employment.

               TABLE III: ANNUAL PENSION UNDER MANUFACTURERS PLAN
                       BASED ON YEARS OF CREDITED SERVICE

                                          YEARS OF SERVICE
FINAL AVERAGE   ---------------------------------------------------------------------
COMPENSATION*      10         15         20          25           30           35
-------------      --         --         --          --           --           --
 $  100,000     $ 13,909   $ 20,864   $ 27,818   $   34,773   $   41,727   $   46,727
    200,000     $ 30,609   $ 45,914   $ 61,218   $   76,523   $   91,827   $  101,827
    300,000     $ 47,309   $ 70,964   $ 94,618   $  118,273   $  141,927   $  156,927
    400,000     $ 64,009   $ 96,014   $128,018   $  160,023   $  192,027   $  212,027
    500,000     $ 80,709   $121,064   $161,418   $  201,773   $  242,127   $  267,127
    600,000     $ 97,409   $146,114   $194,818   $  243,523   $  292,227   $  322,227
    700,000     $114,109   $171,164   $228,218   $  285,273   $  342,327   $  377,327
    800,000     $130,809   $196,214   $261,618   $  327,023   $  392,427   $  432,427
    900,000     $147,509   $221,264   $295,018   $  368,773   $  442,527   $  487,527
  1,000,000     $164,209   $246,314   $328,418   $  410,523   $  492,627   $  542,627
  1,500,000     $247,709   $371,564   $495,418   $  619,273   $  743,127   $  818,127
  2,000,000     $331,209   $496,814   $662,418   $  828,023   $  993,627   $1,093,627
  2,500,000     $414,709   $622,064   $829,418   $1,036,773   $1,244,127   $1,369,127

------------------------------
* Based on the average of the highest 5 consecutive years of compensation in the last 10 years of employment.

The estimated years of service credited under the Pension Plan for each of the named executive officers as of April 18, 2002 are as follows: Eugene A. Miller, 35 years; John D. Lewis, 31.5 years; Ralph W. Babb, Jr., 6.8 years; Joseph J. Buttigieg, III, 30 years and John R. Beran, 6.9 years. The years of service credited to Messrs. Miller and Lewis include the following years of service credited under the Comerica Plan for which a past service pension is payable under the Pension Plan: Mr. Miller, 35 years; and Mr. Lewis, 23.5 years. The years of service credited to Mr. Buttigieg include the following years of service credited under the Manufacturers Plan for which a past service pension is payable under the Pension Plan: Mr. Buttigieg,
21.5 years. In addition, Comerica has contractually agreed to pay Mr. Babb additional pension amounts to equalize the effects of his earlier departure with his previous employer. A description of Mr. Babb's agreement is described under the section captioned "Employment Contracts and Severance Agreements" in this Proxy Statement.

Under the Pension Plan, a participant who is unmarried at the time he or she retires generally receives a pension in the form of a straight life annuity, the annual amounts of which are listed in the tables above. A participant who is married at the time he or she retires generally receives a pension in the form of a joint and 50% survivor annuity, the amount of which is actuarially equivalent to the straight life annuity. The pension amounts appearing in the Pension Plan Tables assume that retirement will occur at the normal retirement age of 65.

                 EMPLOYMENT CONTRACTS AND SEVERANCE AGREEMENTS

EUGENE A. MILLER is a party to an employment agreement with Comerica. The agreement provides, unless Mr. Miller and Comerica agree otherwise, that Mr. Miller will serve as Chairman of the Board and Chief Executive Officer of Comerica through June 30, 1999. This agreement extended automatically to Mr. Miller's 65th birthday, which is on September 21, 2002. Mr. Miller voluntarily relinquished the title of President and Chief Executive Officer to Ralph W. Babb, Jr. effective January 1, 2002. The Change of Control Agreement, described below, supersedes this agreement if there is a change of control as defined in the Change of Control Agreement.

Mr. Miller has announced publicly his intention to retire in the month of his 65th birthday (September 2002). As of January 1, 2002, Mr. Miller continues to serve as Chairman of Comerica, but no longer serves as President and Chief Executive Officer. Mr. Babb serves in these positions and Comerica has announced that Mr. Babb will also serve as Chairman upon Mr. Miller's retirement.

During the term of his employment agreement, Comerica pays Mr. Miller a base salary and annual bonus payments in amounts determined by the Compensation Committee as commensurate with his position and performance. He also is eligible for option grants and restricted stock awards under Comerica's Long-Term Incentive Plan. These grants and awards also will be commensurate with his position and performance. In addition, Mr. Miller is eligible to participate in all of Comerica's executive compensation plans for senior executives which are in effect during the term of the employment agreement and in any employee benefit plans which Comerica maintains.

If Comerica terminates Mr. Miller's employment without cause, or Mr. Miller resigns for good reason, or Comerica causes Mr. Miller's employment agreement to expire prior to his 65th birthday, Mr. Miller will receive the following principal benefits:

     - three times his annual base salary plus an amount equal to his average annual bonus during the three-year period prior to the termination of his employment, which will be paid in quarterly installments over a three-year period;

     - accelerated vesting of any unexercised stock options;

     - the early lapse of restrictions on previously awarded shares of restricted stock;

     - continuation of health and accident insurance coverages for Mr. Miller and his wife for their lifetimes unless Mr. Miller receives comparable coverages from another source;

     - continuation of his life insurance coverage for three years; and

     - commencing at the end of the three year payment period referred to above, a payment in the form elected by Mr. Miller under Comerica's defined benefit pension plan and excess benefit plan, in an amount equal to the excess of (a) the retirement benefits Mr. Miller would have received under the plans if he continued to work until age 65, over (b) the retirement benefits he actually accrued under the plans.

If Mr. Miller's employment is terminated less than three years before his 65th birthday, Comerica will pro-rate the amount payable in connection with his salary for the time period remaining until he reaches age 65. If Mr. Miller's employment terminates for any of the reasons referred to above, the employment agreement also provides that Comerica will use its best efforts, subject to the fiduciary duties of the Board, to nominate Mr. Miller as a director for the remainder of his life or until he reaches the mandatory retirement age for members of the Board.

If Mr. Miller retires, resigns without a good reason, or if his employment terminates because of disability or death, or if Comerica terminates Mr. Miller's employment for cause, Mr. Miller will receive his annual base salary to the date of termination, and fringe benefits and life, health, disability and accident insurance to the date of termination.

If any payment to Mr. Miller under the employment agreement is subject to an excise tax under Section 4999 of the Internal Revenue Code, Mr. Miller will receive an additional payment so that the amount he receives equals the amount he would receive under the agreement if an excise tax was not imposed.

RALPH W. BABB, JR. is a party to a Supplemental Pension and Retiree Medical Agreement with Comerica. Comerica will provide Mr. Babb with a supplemental pension to equalize the effect his earlier departure from his previous employer had on his pension. In addition, Comerica will provide Mr. Babb and his spouse with retiree medical and accidental insurance coverage for his or her lifetime on a basis no less favorable than such benefits are provided to them as of the date of the agreement.

                          CHANGE OF CONTROL AGREEMENTS

Each named executive officer is a party to a change of control employment agreement with Comerica. These agreements become effective only in the event of a change of control as defined in the agreement.

The agreement is for an initial three-year period (the "Agreement Period"), commencing on the date the executive and Comerica sign the agreement, and is extended automatically at the end of each year for an additional one year unless Comerica delivers written notice to the named executive officer, at least sixty days prior to the annual renewal date, that his agreement will not be extended. Comerica intends that the Agreement Period will always be three years.

If a change of control of Comerica occurs during the Agreement Period, the employment period begins and Comerica will continue the executive's employment for a period of thirty months from the date of the change of control. During this employment period:

     - The executive's position and duties will be at least commensurate with the most significant duties held by him during the 120 day period prior the date of a change of control.

     - Comerica will assign the executive an office at the location where he was employed on the date the change of control occurred or an office less than 60 miles from such office.

     - Each executive will receive a monthly base salary equal to or greater than the highest monthly base salary he earned from Comerica during the twelve month period prior to the date of the change of control, and an annual cash bonus at least equal to the highest bonus he earned during any of the last three fiscal years prior to the date the change of control occurred. (Comerica will annualize the amount of the bonus earned by the executive during any of these years if the executive was not employed by Comerica for the entire three-year period.)

     - The executive also will be eligible to receive annual salary increases and to participate in all of Comerica's executive compensation plans and employee benefit plans, including health, accident, disability and life insurance benefit plans, at least equal to the most favorable of those plans which were in effect at any time during the 120 day period preceding the effective date of his agreement.

If the executive dies or becomes disabled during the employment period, he or his beneficiary will receive accrued obligations, including salary, pro rata bonus, deferred compensation and vacation pay, and death or disability benefits.

The agreement also provides severance benefits to the executive if Comerica terminates his employment for a reason other than cause or disability or if he resigns for good reason during the employment period. Good reason under the agreement includes termination of the agreement by the executive for any reason during the 30-day period immediately following the first anniversary of the change of control. If the executive becomes entitled to receive severance benefits under his agreement, he will receive in addition to other benefits:

     - any unpaid base salary through the date of termination;

     - a proportionate bonus based upon the highest annual bonus he earned during any of the last three fiscal years prior to the effective date of his agreement or during the most recently completed fiscal year;

     - an amount equal to three times his annual base salary;

     - an amount equal to three times the highest annual bonus he earned during any of the last three fiscal years prior to the effective date of his agreement or during the most recently completed fiscal year;

     - payment under Comerica's defined benefit pension plan and any excess benefit plan in which he participates, in an amount equal to the excess of: (a) the retirement benefits he would receive under the plans if he continued to receive service credit for three years after the date his employment was terminated, over (b) the retirement benefits he actually accrued under the plans;

     - continuation of health, accident, disability and life insurance benefits for three years after his employment terminates, unless he becomes eligible to receive comparable benefits during the three-year period; and

     - payment of any legal fees and expenses reasonably incurred by him to enforce his rights under the agreement.

If the Internal Revenue Service subjects any payment to the executive under the change of control employment agreement to an excise tax under Section 4999 of the Internal Revenue Code, the executive will receive an additional payment so that the amount he receives equals the amount he would receive under the agreement if an excise tax was not imposed. However, this additional payment will not be made to the executive unless the payment exceeds 110% of the payments that could have been made to him without the imposition of an excise tax.

The executive will also receive any benefits he may have under any other agreement with, or benefit plan or arrangement of, Comerica.
                         ------------------------------

The information contained in the Compensation Committee Report is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

                         COMPENSATION COMMITTEE REPORT

Comerica establishes the annual compensation for the Chairman and its President and Chief Executive Officer based on the recommendation of the Compensation Committee to the Board of Directors. The Compensation Committee reviews and approves the annual compensation for Comerica's Vice Chairmen, Executive Vice Presidents, and other officers of the management team based on the recommendations of management. All members of this committee are non-employee directors.

COMPENSATION PHILOSOPHY

Comerica designed its compensation program to attract, motivate, reward and retain superior executive talent. The program emphasizes performance-based compensation and encourages long-term strategic decision making.

The principal components of the executive compensation program are base salaries, annual and long-term management incentive awards and long-term stock incentive awards.

In determining appropriate levels of compensation for the Chairman, President and Chief Executive Officer, Vice Chairmen, Executive Vice Presidents, and other officers of the management team, the Compensation Committee evaluates: (1) individual performance, and (2) Comerica's performance and compensation levels in relation to its "peer group," currently consisting of 18 bank holding companies, which the Compensation Committee has determined are comparably structured relative to business focus and size. The "peer group" may change from year to year depending on changes in the marketplace and Comerica's business and strategic focus.

As a member of the Keefe-50 Bank Index, key competitors in our "peer group" are included in the Keefe-50 Bank Index used below in Comerica's performance graph.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Comerica's Board of Directors relies upon its Chief Executive Officer to provide effective leadership and execute a successful business plan for the entire organization. Other key measures of the Chief Executive Officer's performance include development of the senior managers of Comerica and their leadership role in their communities.

Subject to the Board's approval of his annual compensation, the Compensation Committee established Mr. Miller's 2001 base salary, management incentive award, stock option grants and restricted stock awards in amounts commensurate with his performance and position. This is done in accordance with Comerica's compensation philosophy described above and in accordance with the terms of Mr. Miller's employment agreement discussed in this Proxy Statement under the heading "Employment Contracts and Severance Agreements."

BASE SALARIES

In the fourth quarter of 2000, Comerica's Compensation Committee, with assistance from an outside compensation consultant, conducted a review of the competitiveness of Comerica's executive compensation program. The Compensation Committee adjusts salaries to an appropriate level based on performance and contribution to the organization's success, and accordingly, adjusted Mr. Miller's base salary to bring it to a competitive level.

MANAGEMENT INCENTIVE PLAN

Comerica maintains a Management Incentive Plan for executive officers which provides for incentives driven by Comerica's return on equity and earnings per share growth in relation to Comerica's "peer group."

Accordingly, the 2001 management incentive awards for the named executive officers including Mr. Miller, were based on Comerica's 2001 adjusted return on equity of 18.03 percent, which placed Comerica at number five among its "peer group," and Comerica's adjusted earnings per share growth of 6.96 percent which placed Comerica at number ten among its "peer group." For all senior officers, except the named executive officers, a portion of the annual incentive funding under the Management Incentive Plan is tied to the achievement of non-financial goals, determined by the Compensation Committee at the beginning of each performance period.

Upon determination of Comerica's performance in relation to the "peer group," the Compensation Committee established a pool of awards for distribution under the incentive plan. The distribution of individual awards to the executive officers and the other participants in the program is based on corporate performance, individual performance and individual levels of responsibility within Comerica.

Mr. Miller's 2001 annual award under the Management Incentive Plan reflects Comerica's return on equity performance and earnings per share growth, which is calibrated based on Comerica's performance and comparison to the "peer group." Mr. Miller's award under the plan is also subject to the terms of his employment agreement.

To reward consistently achieved performance over a three year period, the Management Incentive Plan provides for an additional award to be paid based on Comerica's average return on equity and earnings per share growth for the most recent three year period relative to its "peer group." The three year earnings per share growth component will be phased in over a three year period. For 2001, three year return on equity is weighted ninety percent and annual earnings per share growth is weighted ten percent. Comerica pays the award to each of the named executive officers in cash and fifty percent of the award automatically is invested in shares of non-transferable common stock. If the senior officer defers the award, one hundred percent of deferred awards are deemed invested in Comerica common stock and are paid out in common stock. Comerica attaches a non-transferability restriction to the stock grant which precludes the recipient from disposing of the stock prior to retirement or other termination of employment. The stock portion of the three year award serves to further align the interests of Comerica's senior officers with those of the shareholders.

Comerica's adjusted average return on equity of 19.66 percent for the three year period from 1999 through 2001 ranked third among the "peer group." Comerica's adjusted average earnings per share growth of 6.96 percent ranked tenth among the "peer group."

STOCK-BASED AWARDS

Comerica's key officers and employees, including all of its named executive officers, are eligible to receive stock-based awards under Comerica's Long-Term Incentive Plan. The plan's objective is to align the interests of Comerica's key officers and employees with those of its shareholders.

Awards in 2001 consisted of stock option grants with exercise prices equal to the fair market value of Comerica's common stock on the grant date. Because executives and other employees receive value from stock option grants only in the event of stock price appreciation, the Compensation Committee believes stock options are a strong incentive to improve long term financial performance and increase shareholder value.

Grants of stock options to the named executive officers, including Mr. Miller, are allocated from a pool of options which is created each year based on: (1) Comerica's overall performance, and (2) a percentage of each officer's base salary. Each named executive officer's grant from the stock pool is based on the Compensation Committee's assessment of his or her individual performance, levels of responsibility and contributions to Comerica.

STOCK OWNERSHIP GUIDELINES

Comerica has stock ownership guidelines which encourage senior officers to own a significant number of shares of Comerica's common stock. The stock ownership targets require Comerica's senior officers to own a number of shares with a value equal to the senior officer's annual base salary times a certain multiple. Comerica encourages its senior officers to achieve the targeted stock ownership levels within five years of being promoted to the applicable senior officer position. As of December 31, 2001, the Chairman, President and Chief Executive Officer, Vice Chairmen and all Executive Vice Presidents met their respective stock ownership targets.

                            STOCK OWNERSHIP TARGETS

                                               MULTIPLE OF
                                                 ANNUAL          YEARS TO
                 LEVEL                           SALARY           ATTAIN
  Chairman and Chief Executive Officer         5.0 times         5 Years
               President                       3.5 times         5 Years
             Vice Chairman                     3.0 times         5 Years
        Executive Vice President               3.0 times         5 Years
         Senior Vice President                 2.0 times         5 Years
          First Vice President                  1.0 time         5 Years

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

The Compensation Committee's objective is to structure Comerica's executive compensation programs to maximize the deductibility of executive compensation under the Internal Revenue Code. However, the Compensation Committee reserves the right in the exercise of its business judgment to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Internal Revenue Code.

THE COMPENSATION COMMITTEE

Wayne B. Lyon, Chairman
Max M. Fisher
Alfred A. Piergallini
Martin D. Walker
Kenneth L. Way

The information contained in the Audit and Legal Committee Report and Performance Graph is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

                               PERFORMANCE GRAPH

The performance shown on the graph below is not necessarily indicative of future performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
       AMONG COMERICA INCORPORATED, KEEFE 50-BANK INDEX AND S&P 500 INDEX (ASSUMES $100 INVESTED ON 12/31/96 AND REINVESTMENT OF DIVIDENDS)
[PERFORMANCE GRAPH]

                                                  COMERICA INCORPORATED        KEEFE 50-BANK INDEX            S&P 500 INDEX
                                                  ---------------------        -------------------            -------------
1996                                                     100.00                      100.00                      100.00
1997                                                     177.00                      146.00                      133.00
1998                                                     204.00                      158.00                      171.00
1999                                                     143.00                      153.00                      208.00
2000                                                     189.00                      183.00                      189.00
2001                                                     188.00                      176.00                      166.00

                        AUDIT AND LEGAL COMMITTEE REPORT

The Audit and Legal Committee (the "Audit Committee") oversees Comerica's financial reporting process on behalf of the Board of Directors and is comprised of all outside directors who are independent within the meaning of, and meet the experience requirements of, the applicable rules of the New York Stock Exchange. Management has primary responsibility for the financial statements, reporting processes and system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in Comerica's Annual Report on Form 10-K with management and the independent auditor, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements.

In the performance of its oversight function, the Audit Committee reviewed with the independent auditor such matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States, including Statement on Auditing Standards

No. 61, Communication With Audit Committees. Further, the Audit Committee has received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions With Audit Committee, as amended, by the Independence Standards Board. In addition, the Audit Committee discussed with the independent auditors their independence from management and Comerica, and reviewed and considered whether the provision of non-audit services and receipt of certain compensation by the independent auditors are compatible with maintaining the auditors' independence.

In reliance on the reviews and discussions referred to above and such other considerations as the Audit Committee determined to be appropriate, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Comerica's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC.

The Audit Committee has recommended, and the Board of Directors has approved, the selection of Ernst & Young LLP ("Ernst & Young") as Comerica's independent auditor.

THE AUDIT AND LEGAL COMMITTEE

Martin D. Walker, Chairman
Lillian Bauder
J. Philip DiNapoli
William Vititoe

March 26, 2002

                         INDEPENDENT PUBLIC ACCOUNTANTS

Upon recommendation of the Audit and Legal Committee, the Board selected Ernst & Young as independent auditor to audit Comerica's financial statements for 2002. Ernst & Young audited Comerica's financial statements for 2001. Representatives of Ernst & Young will attend the annual meeting and you may ask questions of Ernst & Young, if you wish.

AUDIT FEES AND AUDIT RELATED FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; ALL OTHER FEES

Aggregate fees billed by Ernst & Young for professional services rendered for the last fiscal year to Comerica and its subsidiaries were as follows: Annual Audit Fees of $637,000; Fees For Financial Information Systems Design and Implementation of $0; and Total Fees For Other Services of $1,154,454 (of which $647,090 was for audit related services).

                             SHAREHOLDER PROPOSALS

If you would like Comerica to consider a proposal for inclusion in Comerica's Proxy Statement for the 2003 Annual Meeting of Shareholders, you must ensure that Comerica receives the proposal no later than December 19, 2002, and that you have complied with Comerica's bylaws. Proposals must comply with applicable laws and regulations and you must mail the proposal to Comerica by certified or registered mail to the Corporate Secretary, Comerica Incorporated, Comerica Tower at Detroit Center, 500 Woodward Avenue, MC 3391, Detroit, Michigan 48226.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors or propose items of business at an annual meeting of Comerica's shareholders. For the 2003 Annual Meeting of Shareholders, you must deliver this notice no later than the close of business on February 20, 2003 nor earlier than the close of business on January 21, 2003. If, however, Comerica moves the annual meeting of shareholders for a date (a "moved annual meeting date") that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year's annual meeting date (i.e. May 21, 2003), Comerica must receive your notice not earlier than the close of business on the 120th day prior to such moved annual meeting date and not later than the close of business on the later of the 90th day prior to such moved annual meeting date or the 10th day following the day on which Comerica first made a public announcement of such moved annual meeting date. If Comerica increases the number of directors to be elected to the Board at the annual meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's annual meeting, then Comerica will consider your notice timely (but only with respect to nominees for any new positions created by such increase), if Comerica receives your notice not later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

In the case of a special meeting of shareholders called for the purpose of electing directors, your written notice must be delivered not later than the close of business on the 10th day following the day on which Comerica mails notice or makes public disclosure of the date of the special meeting, whichever occurs first. You may receive a copy of Comerica's bylaws specifying the advance notice requirements by making a written request to the Corporate Secretary of Comerica.

                         ANNUAL REPORT TO SHAREHOLDERS

Comerica mailed the 2001 Annual Report to Shareholders, containing financial statements and other information about the operations of Comerica for the year ended December 31, 2001, to you in April 2002. You should not regard the 2001 Annual Report as proxy soliciting material.

                                 OTHER MATTERS

The Board is not aware of any other matter to be presented at the annual meeting. The Board does not intend to submit any additional matters for a vote at the meeting and no shareholder has provided the required notice of the shareholder's intention to propose any matter at the meeting. However, if any other matters are properly brought before the meeting, the shares represented by proxies in the accompanying form will be voted with respect to the matter in accordance with the judgment of the person or persons voting the shares.

Under Comerica's bylaws, the Board may, without notice, properly submit additional matters for a vote at the meeting. If the Board does so, the shares represented by proxies in the accompanying form will be voted with respect to the matter in accordance with the judgment of the person or persons voting the shares.

                                          By Order of the Board of Directors,

                                          /s/ GEORGE W. MADISON

                                          George W. Madison
                                          Executive Vice President,
                                          General Counsel and Corporate
                                          Secretary

April 18, 2002

                       Location of Comerica Incorporated
                         Annual Meeting of Shareholders

                           THE DETROIT PUBLIC LIBRARY
                 5201 WOODWARD AVENUE, DETROIT, MICHIGAN 48202
                      (313) 833-1000 WWW.DETROIT.LIB.MI.US

                                 [COMERICA MAP]

Free valet parking is available at the Cass Avenue entrance to The Detroit Public Library.

                                                      [COMERICA LOGO]
                                                    COMERICA INCORPORATED
                                            2002 ANNUAL MEETING OF SHAREHOLDERS
                                                        MAY 21, 2002
                                                         9:30 A.M.
Householding Notice

The Securities and Exchange Commission adopted rules that allow Comerica Incorporated, ("Comerica") to deliver a single annual report, proxy statement, proxy statement combined with a prospectus, or any information statement to any household at which two or more shareholders reside who share the same last name or whom the company believes to be members of the same family. This procedure is referred to as "Householding."

If you share the same last name and address with one or more shareholders, from now on, unless we receive contrary instructions from you, your household will receive only one of Comerica's Annual Report, Proxy Statement for its Annual Meeting of Shareholders, any proxy statement combined with a prospectus or any information statement. We will include with the Householded materials for our Annual Meeting, a separate proxy card and Notice of Annual Meeting of Shareholders for each registered shareholder at your address.

If you object to Householding or wish to revoke Householding in the future, in order to continue to receive individual copies of these documents, call Wells Fargo Shareowner Services, our Stock Transfer Agent, at 1-877-602-7615. You will need to enter your account number located on the reverse side of this card and Comerica number 114.

If we do not hear from you, you will be deemed to have consented to the delivery of only one set of these documents to your household. Comerica intends to Household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

Your participation in this program is encouraged. It will reduce the volume of duplicate information received at your household as well as the cost Comerica of preparing and mailing duplicate materials.


                            \/ Please detach here \/

--------------------------------------------------------------------------------


[COMERICA LOGO]                                                           PROXY
-------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints Mark W. Yonkman and Carol H. Rodriguez as proxies, each with the power to appoint his or her substitute, and authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Comerica Incorporated held of record by the undersigned on March 27, 2002, at the annual meeting of shareholders to be held on May 21, 2002 and any adjournment or postponement of the meeting. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting.


                              COMERICA INCORPORATED
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2002
                                    9:30 A.M.
                          ---------------------------
                          |THE DETROIT PUBLIC LIBRARY|
                          |   5201 WOODWARD AVENUE   |
                          |    DETROIT, MICHIGAN     |
                          ---------------------------
                      SEE REVERSE FOR VOTING INSTRUCTIONS.

IF YOU CONSENTED TO ACCESS YOUR PROXY INFORMATION ELECTRONICALLY, YOU MAY VIEW IT BY GOING TO THE FOLLOWING WEBSITE ON THE INTERNET HTTP://WWW.COMERICA.COM IN "ABOUT COMERICA" IN "INVESTOR RELATIONS AND COMPANY OVERVIEW".


VOTE BY TELEPHONE OR THE INTERNET                       COMPANY #
                                                        CONTROL #


YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD. THE DEADLINE FOR TELEPHONE AND INTERNET VOTING IS NOON (EASTERN DAYLIGHT SAVINGS
TIME), MAY 20, 2002.

 VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE
 1. Using a touch-tone telephone, dial 1-800-240-6326. You may dial this toll free number at your convenience 24 hours a day, 7 days a week.

 2. When prompted enter the 3 digit Company Number and the 7 digit Control Number which are located in the box in the upper right hand corner of the proxy card.

 3.  Follow the simple instructions provided.


VOTE BY THE INTERNET -- HTTP://WWW.EPROXY.COM/CMA/ - QUICK *** EASY ***
IMMEDIATE

 1. Using the Internet, log-on to http://www.eproxy.com/cma/ which is available 24 hours a day, 7 days a week.

 2. When prompted enter the 3 digit Company Number and the 7 digit Control Number which are located in the box in the upper right hand corner of the proxy card to create an electronic ballot.

 3.  Follow the simple instructions provided.


    IF YOU VOTED BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY.

     \/ Please detach here \/           Account Number
                                                      --------------------
--------------------------------------------------------------------------------

1. Election of directors:     01 Joseph J. Buttigieg, III   02 J. Philip DiNapoli
   03 Roger Fridholm          04 Wayne B. Lyon                                      [ ] Vote FOR            [ ] Vote WITHHELD
   05 Alfred A. Piergallini   06 Patricia M. Wallington                                 all nominees            from all nominees
   07 Gail L. Warden                                                                    (except as marked)
                                                                             _____________________________________________________
 (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,    |                                                     |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)    |_____________________________________________________|



 IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING.

 WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED.

 Address Change? Mark Box  [ ]
 Indicate changes below:

                                      Date ______________________________


                               ___________________________________________
|                              |                                          |
                               |__________________________________________|
                               Signature(s) in Box
                               Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. Please give full title when signing as attorney, executor, administrator, trustee or guardian. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

--------------------------------------------------------------------------------

                   PLEASE VOTE BY TELEPHONE OR THE INTERNET.
                      PLEASE READ THE INSTRUCTIONS BELOW.
--------------------------------------------------------------------------------

Comerica encourages you to take advantage of the following convenient ways to vote your shares for matters to be covered at the 2002 Annual Meeting of Shareholders. Please take the opportunity to use one of the two voting methods outlined below to cast your ballot. These methods are easy to use and save Comerica postage and other expenses.

     VOTE BY PHONE:  1-800-240-6326

          --  Use any touch-tone telephone to vote your proxy.
          --  Have your proxy card in hand when you call.
          -- You will be prompted to enter the 3 digit Company Number and the 7 digit numeric Control Number which is located on your proxy card. You then follow the simple instructions the system provides you.

                                       OR

     VOTE BY THE INTERNET:  WWW.EPROXY.COM/CMA/

          --  Use the Internet to vote your proxy.
          --  Have your proxy card in hand when you access the web site.
          -- You will be prompted to enter the 3 digit Company Number and the 7 digit numeric Control Number which is located on your proxy card to create an electronic ballot.

If you vote by phone or vote using the Internet, please do not mail your proxy.

                 THANK YOU FOR VOTING BY PHONE OR THE INTERNET.